                     AMENDMENT NO. 2 DATED OCTOBER 15, 2000
                TO THE PARTICIPATION AGREEMENT DATED MAY 1, 2000

     WHEREAS, a Participation Agreement (the "Agreement") was entered into the 1st day of May, 2000, by and between each of The Travelers Insurance Company and The Travelers Life and Annuity Company, both Connecticut stock insurance companies (the "Company") and Janus Aspen Series, an open-end management company organized as a Delaware business trust (the "Trust"); and

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree to amend the Agreement by replacing existing Schedule A with new Schedule A contained herein.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to the Agreement to be signed by their respective officials thereunto duly authorized and seals to be affixed, in the case of the Company.


                                        THE TRAVELERS INSURANCE COMPANY
                                        AND THE TRAVELERS LIFE AND ANNUITY
                                        COMPANY


                                        By: /s/
                                            ------------------------------------
                                        Title: Vice President
                                        Date:


                                        JANUS ASPEN SERIES


                                        By: /s/ Bonnie Howe
                                            ------------------------------------
                                        Title: Vice President
                                        Date:

                                   Schedule A
                               (October 15, 2000)

Separate Account                           Contract
---------------                            -------------------------------------
Travelers Fund ABD for Variable            Travelers Access
Annuities                                  Travelers Access Select
                                           Portfolio Architect
                                           Portfolio Architect Select
                                           Travelers Premier Advisers

Travelers Fund ABD II for Variable         Travelers Access
Annuities                                  Travelers Access Select
                                           Portfolio Architect
                                           Portfolio Architect Select
                                           Travelers Premier Advisers

Travelers Separate Account QPN for         Blueprint II
Variable Annuities                         GoldTrack Express
                                           Unregistered GoldTrack

Travelers Separate Account TM for          Travelers Marquis Portfolio
Variable Annuities

Travelers Separate Account TM II for       Travelers Marquis Portfolios
Variable Annuities

Travelers Fund BD III for Variable         Vintage XTRA
Annuities                                  Portfolio Architect XTRA

Travelers Fund BD IV for Variable          Vintage XTRA
Annuities                                  Portfolio Architect XTRA

Travelers Separate Account Nine for        Vintage II
Variable Annuities

Travelers Separate Account Ten for         Vintage II
Variable Annuities

Travelers Fund UL for Variable             MarketLife
Life Insurance                             Variable Survivorship Life
                                           Variable Life
                                           Variable Life Accumulator

Travelers Fund UL II for Variable          MarketLife
Life Insurance                             Variable Survivorship Life
                                           Variable Life
                                           Variable Life Accumulator

Travelers Fund UL III for Variable         COLI 2000
Life Insurance                             COLI

                       AMENDMENT NO 1. DATED JULY 1, 2000
                TO THE PARTICIPATION AGREEMENT DATED MAY 1, 2000

     WHEREAS, a Participation Agreement (the "Agreement") was entered into the 1st day of May, 2000, by and between each of The Travelers Insurance Company and The Travelers Life and Annuity Company, both Connecticut stock insurance companies (the "Company") and Janus Aspen Series, an open-end management company organized as a Delaware business trust (the "Trust"); and

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree to amend the Agreement by replacing existing Schedule A with new Schedule A contained herein.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to the Agreement to be signed by their respective officials thereunto duly authorized and seals to be affixed, in the case of the Company.


                                        THE TRAVELERS INSURANCE COMPANY
                                        AND THE TRAVELERS LIFE AND ANNUITY
                                        COMPANY


                                        By: /s/
                                            ------------------------------------
                                        Title: Vice President
                                        Date:


                                        JANUS ASPEN SERIES


                                        By: /s/ Bonnie Howe
                                            ------------------------------------
                                        Title:  Vice President
                                        Date:

                                   Schedule A
                                  (July 1, 200)

Separate Account                           Contract
----------------------------------------   -------------------------------------
Travelers Fund ABD for Variable            Travelers Access
Annuities                                  Travelers Access Select
                                           Portfolio Architect
                                           Portfolio Architect Select

Travelers Fund ABD II for Variable         Travelers Access
Annuities                                  Travelers Access Select
                                           Portfolio Architect
                                           Portfolio Architect Select

Travelers Separate Account QPN for         Blueprint II
Variable Annuities                         GoldTrack Express
                                           Unregistered GoldTrack

Travelers Separate Account TM for          Travelers Marquis Portfolio
Variable Annuities

Travelers Separate Account TM II for       Travelers Marquis Portfolios
Variable Annuities

Travelers Fund BD III for Variable         Vintage XTRA
Annuities                                  Portfolio Architect XTRA

Travelers Fund BD IV for Variable          Vintage XTRA
Annuities                                  Portfolio Architect XTRA

Travelers Separate Account Nine for        Vintage II
Variable Annuities

Travelers Separate Account Ten for         Vintage II
Variable Annuities

Travelers Fund UL for Variable Life        MarketLife
Insurance                                  Variable Survivorship Life
                                           VARIABLE LIFE
                                           VARIABLE LIFE ACCUMULATOR

Travelers Fund UL II for Variable Life     MarketLife
Insurance                                  Variable Survivorship Life
                                           VARIABLE LIFE
                                           VARIABLE LIFE ACCUMULATOR

Travelers Fund UL III for Variable Life    COLI 2000
Insurance

                        AMENDMENT NO 3. DATED MAY 1, 2001
                TO THE PARTICIPATION AGREEMENT DATED MAY 1, 2000

     WHEREAS, a Participation Agreement (the "Agreement") was entered into the 1st day of May, 2000, by and between each of the Travelers Insurance Company and The Travelers Life and Annuity Company, both Connecticut stock insurance companies (the "Company") and Janus Aspen Series, an open-end management company organized as a Delaware business trust (the "Trust"); and

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree to amend the Agreement by replacing existing Schedule A with new Schedule A contained here.

Schedule A
(May 1, 2001)

Separate Account                           Contract
----------------------------------------   -------------------------------------
Travelers Fund ABD for Variable            Travelers Access
Annuities                                  Travelers Access Select
                                           Portfolio Architect
                                           Portfolio Architect Select

Travelers Fund ABD II for Variable         Travelers Access
Annuities                                  Travelers Access Select
                                           Portfolio Architect
                                           Portfolio Architect Select

Travelers Fund U                           Universal Annuity

Travelers Separate Account QP              Gold Track
                                           Gold Track select

Travelers Separate Account QPN for         Blueprint II
Variable Annuities                         GoldTrack Express
                                           Unregistered GoldTrack

Travelers Separate Account Five for        Travelers Retirement Account
Variable Annuities

Travelers Separate Account Six for         Travelers Retirement Account
Variable Annuities

Travelers Separate Account TM for          Travelers Marquis Portfolio
Variable Annuities

Travelers Separate Account TM II for       Travelers Marquis Portfolios
Variable Annuities

Travelers Fund BD III for Variable         Vintage XTRA
Annuities                                  Portfolio Architect XTRA

Travelers Fund BD IV for Variable          Vintage XTRA
Annuities                                  Portfolio Architect XTRA

Travelers Separate Account Nine for        Vintage II
Variable Annuities

Travelers Separate Account Ten for         Vintage II
Variable Annuities

Travelers Fund UL for Variable Life        MarketLife
Insurance                                  Variable Survivorship Life
                                           Variable Life
                                           Variable Life Accumulator

Travelers Fund UL II for Variable Life     MarketLife
Insurance                                  Variable Survivorship Life
                                           Variable Life
                                           Variable Life Accumulator

Travelers Fund UL III for Variable         COLI 2000
Life Insurance                             COLI

IN WITNESS WHEREOF, the parties hereto have caused this amendment to the Agreement to be signed by their respective officials thereunto duly authorized and seals to be affixed, in the case of the Company.


                                        THE TRAVELERS INSURANCE COMPANY
                                        AND THE TRAVELERS LIFE AND ANNUITY
                                        COMPANY


                                        By: /s/
                                            ------------------------------------
                                        Title: Vice President
                                        Date:


                                        JANUS ASPEN SERIES


                                        By: /s/ Bonnie Howe
                                            ------------------------------------
                                        Title: Vice President
                                        Date:

                          AMENDMENT DATED MAY 24, 2001
                TO THE PARTICIPATION AGREEMENT DATED MAY 1, 2000

     WHEREAS, a Participation Agreement (the "Agreement") was entered into the 1st day of May, 2000, by and between each of The Travelers Insurance Company and The Travelers Life and Annuity Company, both Connecticut stock insurance companies (the "Company") and Janus Aspen Series, an open-end management company organized as a Delaware business trust (the "Trust"); and

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree to amend the Agreement by replacing existing Schedule A with new Schedule A, attached hereto, by replacing existing
Section 3.2 with new Section 3.2 below, and by adding the following new Section 2.3(c) and Section 3.8 - 3.11.

     3.2 The Company represents that any separate account covered by the Agreement is either registered as a unit investment trust under the 1940 Act, or is exempt from such registration. Further, the Contracts or interests in the separate accounts are either registered as securities under the 19233 Act, or are exempt from such registration.

     2.3(c) The Trust shall provide The Company with prospectuses and any supplements thereto in PDF format promptly upon or prior to the filing for the final fund prospectus or supplement with the Securities and Exchange Commission.

     3.8 The Company represents that either the Company or the principal underwriter of any unregistered separate account holding Portfolio shares is a broker or dealer registered under the Securities Act of 1934 or is controlled (as defined in the 1940 Act) by a broker or dealer registered under the 1934 Act.

     3.9 The Company will not hold any other investment security (as defined in Section 3 of the 1940 Act) in an unregistered separate account that holds shares of a Portfolio.

     3.10 The Company will seek instructions from holders of interests in an unregistered separate account holding Portfolio shares with regard to the voting of all proxies solicited in connection with a Portfolio and will vote Portfolio shares held in its unregistered separate account in the same proportion as the vote of all the Portfolio's other shareholders

     3.11 The Company will not substitute another security for shares of a Portfolio held in an unregistered separate account unless the Securities and Exchange Commission approves the substitution in the manner provided in Section 26 of the 1940 Act.

THE TRAVELERS INSURANCE COMPANY         JANUS ASPEN SERIES
AND THE TRAVLERS LIFE AND
ANNUITY COMPANY


By:                                     By:
    ---------------------------------       ------------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

                          AMENDMENT DATED MAY 24, 2001
                TO THE PARTICIPATION AGREEMENT DATED MAY 1, 2000

     WHEREAS, a Participation Agreement (the "Agreement") was entered into the 1st day of May, 2000, by and between each of The Travelers Insurance Company and The Travelers Life and Annuity Company, both Connecticut stock insurance companies (the "Company") and Janus Aspen Series, an open-end management company organized as a Delaware business trust (the "Trust"); and

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree to amend the Agreement by adding the Travelers Separate Account PP for Variable Life Insurance, an unregistered separate account, to Schedule A, and by adding the following new Section 2.3(c) and Sections 3.8 - 3.11

     2.3(c) The Trust shall provide The Company with prospectuses and any supplements thereto in PDF format promptly upon or prior to the fling of the final fund prospectus or supplement with the Securities and Exchange Commission.

     3.8 The Company represents that either the Company or the principal underwriter of any unregistered separate account holding Portfolio shares is a broker or dealer registered under the Securities Act of 1934 or is controlled (as defined in the 1940 Act) by a broker or dealer registered under the 1934 Act.

     3.9 The Company will not hold any other investment security (as defined in Section 3 of the 1940 Act) in an unregistered separate account that holds shares of a Portfolio.

     3.10 The Company will seek instructions from holders of interests in an unregistered separate account holding Portfolio shares with regard to the voting of all proxies solicited in connection with a Portfolio and will vote Portfolio shares held in its unregistered separate account in the same proportion as the vote of all the Portfolio's other shareholders.

     3.11 The Company will not substitute another security for shares of a Portfolio held in an unregistered separate account unless the Securities and Exchange Commission approves the substitution in the manner provided in Section 26 of the 1940 Act.

THE TRAVELLERS INSURANCE COMPANY        JANUS ASPEN SERIES
AND THE TRAVELRS LIFE AND
ANNUITY COMPANY


By:                                     By:
    ---------------------------------       ------------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

Schedule A

Separate Account                           Contract
----------------------------------------   -------------------------------------
Travelers Fund ABD for Variable            Travelers Access
Annuities                                  Travelers Access Select
                                           Portfolio Architect
                                           Portfolio Architect Select
                                           Travelers Premier Advisers

Travelers Fund ABD II for Variable         Travelers Access
Annuities                                  Travelers Access Select
                                           Portfolio Architect
                                           Portfolio Architect Select
                                           Travelers Premier Advisers

Travelers Fund U                           Universal Annuity

Travelers Separate Account QP              Gold Track
                                           Gold Track select

Travelers Separate Account QPN for         Blueprint II
Variable Annuities                         GoldTrack Express
                                           Unregistered GoldTrack

Travelers Separate Account Five for        Travelers Retirement Account
Variable Annuities

Travelers Separate Account Six for         Travelers Retirement Account
Variable Annuities

Travelers Separate Account TM for          Travelers Marquis Portfolio
Variable Annuities

Travelers Separate Account TM II for       Travelers Marquis Portfolios
Variable Annuities

Travelers Fund BD III for Variable         Vintage XTRA
Annuities                                  Portfolio Architect XTRA

Travelers Fund BD IV for Variable          Vintage XTRA
Annuities                                  Portfolio Architect XTRA

Travelers Separate Account Nine for        Vintage II
Variable Annuities

Travelers Separate Account Ten for         Vintage II
Variable Annuities

Travelers Fund UL for Variable Life        MarketLife
Insurance                                  Variable Survivorship Life
                                           Variable Life
                                           Variable Life Accumulator

Travelers Fund UL II for Variable Life     MarketLife
Insurance                                  Variable Survivorship Life
                                           Variable Life
                                           Variable Life Accumulator

Travelers Fund UL III for Variable Life    COLI 2000
Insurance                                  COLI

Travelers Separate Account PP for          Individual Private Placement VUL
Variable Life Insurance

                     AMENDMENT NO. 4 DATED JANUARY 31, 2002
                TO THE PARTICIPATION AGREEMENT DATED MAY 1, 2000

Amendment to the Participation Agreement by and among Janus Aspen Series (the "Trust"), the Travelers Life and Annuity Company, and The Travelers Insurance company (collectively, the "Company") each on behalf of itself and each of its segregated asset accounts listed in Schedule A hereto.

WHEREAS, each of the parties desires to amend Article II, Paragraph 2.1 of the Agreement each party hereby agrees to amend said Article by adding the following language:

In addition to any other format in which the Trust may choose to provide its prospectuses to the Company, the Trust will also provide the Company with fund prospectuses and any supplements thereto in PDF format contemporaneously with or prior to the filing of the fund prospectus or supplement with the SEC.

WHEREAS, each of the parties desires to expand the Account of the Company which invest in shares of the Trust, each of the parties hereby agrees to amend Schedule A of the Agreement by adding the following to the existing language on Schedule A and replacing existing Schedule A with the new Schedule A attached hereto:

New Contracts

Travelers Corporate Benefit Life
Travelers Premier Advisers II Annuity
Travelers Variable Survivorship Life II
Travelers Vintage 3 Variable Annuity

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment No. 4 to the Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                        JANUS ASPEN SERIES


                                        By: /s/ Bonnie M. Howe
                                        Name: Bonnie M. Howe
                                        Title: Vice President


                                        THE TRAVELERS INSURANCE COMPANY


                                        By: /s/ Donald Munson Jr.
                                        Name: Donald Munson Jr.
                                        Title: Vice President


                                        THE TRAVELERS LIFE AND ANNUITY
                                        COMPANY


                                        By: /s/ Donald Munson Jr.
                                        Name: Donald Munson Jr.
                                        Title: Vice President

                                   Schedule A
                   Separate Accounts and Associated Contracts
                                January 31, 2002

Separate Account                                            Contract
---------------------------------------------------------   ---------------------------------------
Travelers Fund ABD for Variable Annuities                   Travelers Access
                                                            Travelers Access Select
                                                            Portfolio Architect
                                                            Portfolio Architect Select
                                                            Travelers Premier Advisers

Travelers Fund ABD II for Variable Annuities                Travelers Access
                                                            Travelers Access Select
                                                            Portfolio Architect
                                                            Portfolio Architect Select
                                                            Travelers Premier Advisers
                                                            Travelers Premier Advisers II Annuity

Travelers Fund U                                            Universal Annuity

Travelers Separate Account QP                               Gold Track
                                                            Gold Track select

Travelers Separate Account QPN for Variable Annuities       Blueprint II
                                                            GoldTrack Express
                                                            Unregistered GoldTrack

Travelers Separate Account Five for Variable Annuities      Travelers Retirement Account

Travelers Separate Account Six for Variable Annuities       Travelers Retirement Account

Travelers Separate Account TM for Variable Annuities        Travelers Marquis Portfolio

Travelers Separate Account TM II for Variable Annuities     Travelers Marquis Portfolios

Travelers Fund BD III for Variable Annuities                Vintage XTRA
                                                            Portfolio Architect XTRA

Travelers Fund BD IV for Variable Annuities                 Vintage XTRA
                                                            Portfolio Architect XTRA

Travelers Separate Account Nine for Variable Annuities      Vintage II

Travelers Separate Account Ten for Variable Annuities       Vintage II

Travelers Fund UL for Variable Life Insurance               MarketLife
                                                            Variable Survivorship Life
                                                            Travelers Variable Survivorship Life II
                                                            Variable Life
                                                            Variable Life Accumulator

Travelers Fund UL II for Variable Life Insurance            MarketLife

                                                            Variable Survivorship Life
                                                            Variable Life
                                                            Variable Life Accumulator

Travelers Fund UL III for Variable Life Insurance           COLI 2000
                                                            COLI

Travelers Separate Account PP for Variable Life Insurance   Individual Private Placement VUL

COLI                                                        Travelers Corporate Benefit Life

                        AMENDMENT NO. 5 DATED MAY 1, 2003
                TO THE PARTICIPATION AGREEMENT DATED MAY 1, 2000

Amendment to the Participation Agreement by and among Janus Aspen Series (the "Trust"), The Travelers Life and Annuity Company, and The Travelers Insurance Company (collectively, the "Company") each on behalf of itself and each of its segregated asset accounts listed in Schedule A hereto.

WHEREAS, each of the parties desires to expand the Account of the Company which invest in shares of the Trust, each of the parties hereby agrees to amend Schedule A of the Agreement by adding the following to the existing language on Schedule A and replacing existing Schedule A with the new Schedule A attached hereto:

Separate Accounts                                     Contracts
-----------------                            --------------------------
TIC VARIABLE ANNUITY SEPARATE ACCOUNT        PORTFOLIO ARCHITECT ACCESS
2002                                         VINTAGE ACCESS
TLAC VARIABLE ANNUITY SEPARATE ACCOUNT       PORTFOLIO ARCHITECT ACCESS
2002                                         VINTAGE ACCESS
TIC SEPARATE ACCOUNT ELEVEN FOR VARIABLE     PORTFOLIO ARCHITECT PLUS
ANNUITIES
TLAC SEPARATE ACCOUNT TWELVE FOR             PORTFOLIO ARCHITECT PLUS
VARIABLE ANNUITIES
TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE   PORTFOLIO ARCHITECT II
ANNUITIES
TLAC SEPARATE ACCOUNT FOURTEEN FOR           PORTFOLIO ARCHITECT II
VARIABLE ANNUITIES

Except as set forth above, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment No. 5 to the Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                        JANUS ASPEN SERIES


                                        By: /s/ Bonnie M. Howe
                                        Name: Bonnie M. Howe
                                        Title: Vice President


                                        THE TRAVELERS INSURANCE COMPANY


                                        By: /s/ Ernest J. Wright
                                        Name: Ernest J. Wright
                                        Title: Vice President & Secretary


                                        THE TRAVELERS LIFE AND ANNUITY
                                        COMPANY


                                        By: /s/ Ernest J. Wright
                                        Name: Ernest J. Wright
                                        Title: Vice President & Secretary

                                   Schedule A
                   Separate Accounts and Associated Contracts
                                   May 1, 2003

Separate Account                                                          Contract
----------------                                          ---------------------------------------
Travelers Fund ABD for Variable Annuities                 Travelers Access
                                                          Travelers Access Select
                                                          Portfolio Architect
                                                          Portfolio Architect Select
                                                          Travelers Premier Advisers

Travelers Fund ABD II for Variable Annuities              Travelers Access
                                                          Travelers Access Select
                                                          Portfolio Architect
                                                          Portfolio Architect Select
                                                          Travelers Premier Advisers
                                                          Travelers Premier Advisers II Annuity

Travelers Fund U                                          Universal Annuity

Travelers Separate Account QP                             Gold Track
                                                          Gold Track select

Travelers Separate Account QPN for Variable Annuities     Blueprint II
                                                          GoldTrack Express
                                                          Unregistered GoldTrack

Travelers Separate Account Five for Variable Annuities    Travelers Retirement Account

Travelers Separate Account Six for Variable Annuities     Travelers Retirement Account

Travelers Separate Account TM for Variable Annuities      Travelers Marquis Portfolio

Travelers Separate Account TM II for Variable Annuities   Travelers Marquis Portfolios

Travelers Fund BD III for Variable Annuities              Vintage XTRA
                                                          Portfolio Architect XTRA

Travelers Fund BD IV for Variable Annuities               Vintage XTRA
                                                          Portfolio Architect XTRA

Travelers Separate Account Nine for Variable Annuities    Vintage II

Travelers Separate Account Ten for Variable Annuities     Vintage II

Travelers Fund UL for Variable Life Insurance             MarketLife
                                                          Variable Survivorship Life
                                                          Travelers Variable Survivorship Life II
                                                          Variable Life
                                                          Variable Life Accumulator

Travelers Fund UL II for Variable Life Insurance          MarketLife

                                                          Variable Survivorship Life
                                                          Variable Life
                                                          Variable Life Accumulator

Travelers Fund UL III for Variable Life Insurance         COLI 2000

                                                            COLI

Travelers Separate Account PP for Variable Life Insurance   Individual Private Placement VUL

COLI                                                        Travelers Corporate Benefit Life

TIC Variable Annuity Separate Account 2002                  Portfolio Architect Access
                                                            Vintage Access

TLAC Variable Annuity Separate Account 2002                 Portfolio Architect Access
                                                            Vintage Access

TIC Separate Account Eleven for Variable Annuities          Portfolio Architect Plus

TLAC Separate Account Twelve for Variable Annuities         Portfolio Architect Plus

TIC Separate Account Thirteen for Variable Annuities        Portfolio Architect II

TLAC Separate Account Fourteen for Variable Annuities       Portfolio Architect II

                      AMENDMENT NO. 6 DATED AUGUST 1, 2004
                TO THE PARTICIPATION AGREEMENT DATED MAY 1, 2000

     Amendment to the Participation Agreement by and among Janus Aspen Series (the "Trust"), The Travelers Life and Annuity Company, and The Travelers Insurance Company (collectively, the "Company") each on behalf of itself and each of its segregated asset accounts listed in Schedule A hereto.

     WHEREAS, each of the parties desires to expand the Accounts of the Company which invest in shares of the Trust, each of the parties hereby aggress to amend Schedule A of the Agreement by adding the following to the existing language on Schedule A and replacing existing Schedule A with the new Schedule A attached hereto:

Separate Accounts                               Contracts
-----------------                        ----------------------
THE TRAVELERS SEPARATE ACCOUNT CPPVUL1   COLI PRIVATE PLACEMENT
(UNREGISTERED)

Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment No. 5 to the Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                            JANUS ASPEN SERIES


                                            By: /s/ Bonnie M. Howe
                                            Name: Bonnie M. Howe
                                            Title: Vice President


                                            THE TRAVELERS INSURANCE COMPANY


                                            By: /s/ Ernest J. Wright
                                            Name: Ernest J. Wright
                                            Title: Vice President & Secretary


                                            THE TRAVELERS LIFE AND ANNUITY
                                            COMPANY


                                            By: /s/ Ernest J. Wright
                                            Name: Ernest J. Wright
                                            Title: Vice President & Secretary

                                   Schedule A
                   Separate Accounts and Associated Contracts
                                 August 1, 2004

Separate Account                                                            Contract
----------------                                            ---------------------------------------
Travelers Fund ABD for Variable Annuities                   Travelers Access
                                                            Travelers Access Select
                                                            Portfolio Architect
                                                            Portfolio Architect Select
                                                            Travelers Premier Advisers

Travelers Fund ABD II for Variable Annuities                Travelers Access
                                                            Travelers Access Select
                                                            Portfolio Architect
                                                            Portfolio Architect Select
                                                            Travelers Premier Advisers
                                                            Travelers Premier Advisers II Annuity

Travelers Fund U                                            Universal Annuity

Travelers Separate Account QP                               Gold Track
                                                            Gold Track select

Travelers Separate Account QPN for Variable Annuities       Blueprint II
                                                            GoldTrack Express
                                                            Unregistered GoldTrack

Travelers Separate Account Five for Variable Annuities      Travelers Retirement Account

Travelers Separate Account Six for Variable Annuities       Travelers Retirement Account

Travelers Separate Account TM for Variable Annuities        Travelers Marquis Portfolio

Travelers Separate Account TM II for Variable Annuities     Travelers Marquis Portfolios

Travelers Fund BD III for Variable Annuities                Vintage XTRA
                                                            Portfolio Architect XTRA

Travelers Fund BD IV for Variable Annuities                 Vintage XTRA
                                                            Portfolio Architect XTRA

Travelers Separate Account Nine for Variable Annuities      Vintage II

Travelers Separate Account Ten for Variable Annuities       Vintage II

Travelers Fund UL for Variable Life Insurance               MarketLife
                                                            Variable Survivorship Life
                                                            Travelers Variable Survivorship Life II
                                                            Variable Life
                                                            Variable Life Accumulator

Travelers Fund UL II for Variable Life Insurance            MarketLife
                                                            Variable Survivorship Life
                                                            Variable Life
                                                            Variable Life Accumulator

Travelers Fund UL III for Variable Life Insurance           COLI 2000
                                                            COLI

Travelers Separate Account PP for Variable Life Insurance   Individual Private Placement VUL

COLI                                                        Travelers Corporate Benefit Life

TIC Variable Annuity Separate Account 2002                  Portfolio Architect Access
                                                            Vintage Access

TLAC Variable Annuity Separate Account 2002                 Portfolio Architect Access
                                                            Vintage Access

TIC Separate Account Eleven for Variable Annuities          Portfolio Architect Plus

TLAC Separate Account Twelve for Variable Annuities         Portfolio Architect Plus

TIC Separate Account Thirteen for Variable Annuities        Portfolio Architect II

TLAC Separate Account Fourteen for Variable Annuities       Portfolio Architect II

The Travelers Separate Account CPPVUL1                      COLI Private Placement
(unregistered)

                      AMENDMENT NO. 7 DATED APRIL 28, 2008
                TO THE PARTICIPATION AGREEMENT DATED MAY 1, 2000,
                              AS PREVIOUSLY AMENDED

     Amendment to the Participation Agreement (the "Agreement") by and among MetLife Insurance Company of Connecticut, previously known as The Travelers Life Insurance Company, on behalf of itself and certain of its segregated asset accounts listed in Schedule A hereto, and Janus Aspen Series.

     WHEREAS, on May 1, 2006, the Travelers Insurance Company was renamed MetLife Insurance Company of Connecticut ("MICC") and The Travelrs Life and Annuity Company was renamed MetLife Life and Annuity Company of Connecticut ("MLACC");

     WHEREAS, on December 7, 2007, MLACC was merged with and into MICC:

     WHEREAS, the parties desire to amend the Agreement by updating the notice provision and updating the names of the MICC separate accounts listed in Schedule A.

     NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions set forth herein and for other good and valuable consideration, each of the parties amends the Agreement as follows:

     1. Section 7 of the Agreement entitled "Notices" shall be amended as follows:

          "If to the Company:

               MetLife Insurance Company of Connecticut
               c/o Metropolitan Life Insurance Company
               501 Boylston Street
               Boston, MA 02116
               Attention: Alan C. Leland, Jr., Vice President

          Copy to:

               MetLife Insurance Company of Connecticut
               Metropolitan Life Insurance Company
               501 Boylston Street
               Boston, MA 02116
               Attention: Law Department"

     2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto.

Except as set forth above, expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment No. 7 to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                        METLIFE INSURANCE
                                        COMPANY OF CONNECTICUT
                                        (on behalf of the Accounts and itself)


                                        By: /s/ Christopher A. Kremer
                                        Its: Vice President & Actuary


                                        JANUS ASPEN SERIES


                                        By: /s/
                                        Its: Vice President

                                   Schedule A

                   Separate Accounts and Associated Contracts

SEPARATE ACCOUNTS                                                                          PRODUCTS
-----------------                                                               -----------------------------
MetLife of CT Fund ABD for Variable Annuities                                   MetLife Access
MetLife of CT Fund ABD II for Variable Annuities                                MetLife Access Select
                                                                                Portfolio Architect
                                                                                Portfolio Architect Select
                                                                                Premier Advisers
                                                                                Premier Advisers II

MetLife of CT Fund U for Variable Annuities                                     Universal Annuity

MetLife of CT Separate Account QP for Variable Annuities                        GoldTrack
                                                                                Registered Gold Track Select

MetLife of CT Separate Account QPN for Variable Annuities                       Blueprint II
                                                                                Gold Track Express
                                                                                Unregistered Gold Track

MetLife of CT Separate Account Five for Variable Annuities                      MetLife Retirement Account
MetLife of CT Separate Account Six for Variable Annuities

MetLife of CT Separate Account TM for Variable Annuities                        Marquis Portfolios
MetLife of CT Separate Account TM II for Variable Annuities


MetLife of CT Fund BD III for Variable Annuities                                Vintage XTRA
MetLife of CT Fund BD IV for Variable Annuities                                 Portfolio Architect XTRA

MetLife of CT Separate Account Nine for Variable Annuities                      Vintage II
MetLife of CT Separate Account Ten for Variable Annuities

MetLife of CT Fund UL for Variable Life Insurance                               MarketLife
MetLife of CT Fund UL II for Variable Life Insurance II                         Variable Survivorship Life
                                                                                Variable Survivorship Life II
                                                                                Variable Life
                                                                                Variable Life Accumulator

MetLife of CT Fund UL III for Variable life Insurance                           COLI 1
                                                                                COLI 1 - Series 2
                                                                                COLI 2000
                                                                                COLI III
                                                                                COLI IV
                                                                                Corporate Select

MetLife of CT Separate Account PP for Variable Life Insurance                   PPVUL1 - Davenport

COLI                                                                            Corporate Benefit Life

MetLife of CT Separate Account CPPVUL1                                          COLI PPVL

MetLife of CT Separate Account Eleven for Variable Annuities                    Portfolio Architect Plus
MetLife of CT Separate Account Twelve for Variable Annuities

MetLife of CT Separate Account Thirteen for Variable Annuities                  Portfolio Architect II
MetLife of CT Separate Account Fourteen for Variable Annuities

MetLife Insurance Company of CT Variable Annuity Separate                       Portfolio Architect Access
   Account 2002                                                                 Vintage Access
MetLife Life and Annuity Company of CT Variable Annuity
   Separate Account 2002

                               JANUS ASPEN SERIES

                          FUND PARTICIPATION AGREEMENT
                                (SERVICE SHARES)

THIS AGREEMENT is made the 1st day of May 2009, by and among HANUS ASPEN SERIES, an open-end management investment company organized as a Delaware business trust (the "Trust"), THE TRAVELERS INSURANCE COMPANY, and THE TRAVELERS LIFE AND ANNUITY COMPANY, Connecticut corporations, (collectively, the "Company"), on their own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A, as may be amended from time to time (the "Accounts").

                                   WITNESSETH:

     WHEREAS, the Trust has registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the benefit interest in the Trust is divided into several series of shares, each series representing an interest in a particular managed portfolio of securities and other assets (the "Portfolios"); and

     WHEREAS, the Trust has registered the offer and sale of a class of shares designated the Service Shares ("Shares") of each of its Portfolios under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust desires to act as an investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts to be offered by insurance companies that have entered into participation agreements with the Trust (the "Participating Insurance Companies"); and

     WHEREAS, the Trust has received an order from the Securities and Exchange Commission granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and certain qualified pension and retirement plans (the "Exemptive Order"); and

     WHEREAS, the Company has registered or will register (unless registration is not required under applicable law) certain variable life insurance policies and/or variable annuity contracts under the 1933 Act (the "Contracts"); and

     WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

     WHEREAS, the Company desires to utilize the Shares of one or more Portfolios as an investment vehicle of the Accounts;

     NOW, THEREFORE, in consideration of their mutual promises, the parties agree as follows:

                                    ARTICLE I
                              Sale of Trust Shares

     1.1 The Trust shall make Shares of its Portfolios available to the Accounts at the net asset value next computed after the receipt of such purchase order by the Trust (or its agent), as established in accordance with the provisions of the then current prospectus of the Trust. Shares of a particular Portfolio of the Trust shall be ordered in such quantities and at such times as determined by the Company to be necessary to meet the requirements of the Contracts. The Trustees of the Trust (the "Trustees") may refuse to sell Shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interest of the shareholders of such Portfolio.

     1.2 The Trust will redeem any full or fractional Shares of any Portfolio when requested by the Company on behalf of an Account at the net asset value next computed after receipt by the Trust (or its agent) of the request for redemption, as established in accordance with the provisions of then current prospectus of the Trust. The Trust shall make payment for such shares in the manner established from time to time by the Trust, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act.

     1.3 For the purposes of Sections 1.1 and 1.2, the Trust hereby appoints the Company as its agent for the limited purpose of receiving and accepting purchase and redemption orders resulting from investment in and payment under the Contracts. Receipt by the Company shall constitute receipt by the Trust provided that i) such orders are received by the Company in good order prior to the time the net asset value of each Portfolio is priced in accordance with its prospectus and ii) the Trust receives notice of such orders by 10:00 a.m. New York time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

     1.4 Purchase orders that are transmitted to the Trust in accordance with
Section 1.3 shall be paid for no later than 4:00 p.m. New York time on the same Business Day that the Trust receives notice of the order.

     1.5 Issuance and transfer of the Trust's Shares will be by book entry only. Stock certificates will not be issued to the Company or the Account. Shares ordered from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

     1.6 The Trust shall furnish same-day notice to the Company of any income dividends or capital gain distributions payable on the Trust's Shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's Shares in addition Shares of that Portfolio. The Truest shall notify the Company of the number of Shares so issued as payment of such dividends and distributions.

     1.7 The Trust shall make the net asset value per Share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per Share is calculated and shall use its best efforts to make such net asset value per Share available by 6 p.m. New York time.

     1.8 The Trust agrees that its Shares will be sold only to Participating Insurance Companies and their separate accounts and to certain qualified pension and retirement plans to the extent permitted by the Exemptive Order. No Shares of any Portfolio will be sold directly to the general public. The Company agrees that Trust Shares will be used only for the purposes of funding the Contracts and Accounts listed in Schedule A, as amended from time to time.

     1.9 The Trust agrees that all Participating Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding to those contained in Section 2.8 and Article IV of this Agreement.

                                   ARTICLE II
                           Obligations of the Parties

     2.1 The Trust shall prepare and be responsible for filing with the Securities and Exchange Commission and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statement of additional information of the Trust. The Trust shall bear the costs registration and qualification of its shares, preparation and filing of the documents listed in this Section 2.1 and all taxes to which an issuer is subject on the issuance and transfer of its shares.

     2.2 At the option of the Company, the Trust shall either (a) provide the Company (at the Company's expense) with as many copies of the Trust's Shares' current prospectus, annual report, semi-annual report and other shareholder communications, including any amendments or supplements to any of the foregoing, as the Company shall reasonably request; or (b) provide the Company with a camera ready copy of such documents in a form suitable for printing. The Trust shall provide the

Company with a copy of the Shares' statement of additional information in a form suitable for duplication by the Company. The Trust (at its expense) shall provide the Company with copies of any trust-sponsored proxy materials in such quantity as the Company shall reasonably require for distribution to Contract owners.

     2.3 (a) The Trust or its investment adviser shall bear the costs of printing the Trust's Shares prospectus, statement of additional information and shareholder reports for existing owners of policies for which the Shares of the Trust are serving as investment vehicle. The Company shall bear the costs of printing and distributing the Trust's Shares' prospectus, statement of additional information, shareholder reports and other shareholder communications to oners of and applicants for policies for which Shares of the Trust are serving or are to serve as an investment vehicle. The Company shall bear the costs of distributing proxy materials (or other similar materials such as voting solicitation instructions) to Contract owners. The Company assumes sole responsibility for ensuring that such materials are delivered to Contract owners in accordance with applicable federal and state laws.

          (b) If the Company elects to include any materials provided by the Trust, specifically prospectuses, SAIs, shareholder reports and proxy materials, on its web site or in any other computer or electronic format, the Company assumes sole responsibility for maintaining such materials in the form provided by the Trust and for promptly replacing such materials with all updates provided by the Trust.

     2.4 The Company agrees and acknowledges that the Trust's adviser, Janus Capital Corporation ("Janus Capital"), is the sole owner of the name and mark "Janus" and that all use of any designation comprised in whole or in part of Janus (a "Janus Mark") under this Agreement shall inure to the benefit of Janus Capital. Except as provided in Section 2.5, the Company shall not use any Janus Mark on its own behalf or on behalf of the Accounts or Contracts in any registration statement, advertisement, sales literature or other materials relating to the Accounts or Contracts without the prior written consent of Janus Capital. Under termination of the Agreement for any reason, the Company shall cease all use of any Janus Mark(s) as soon as reasonably practicable.

     2.5 The Company shall furnish, or cause to be furnished, to the trust or its designee, a copy of each Contract prospectus or statement of additional information in which the Trust or its investment adviser is named prior to or contemporaneously with (with the opportunity to comment) the filing of such document with the Securities and Exchange Commission. The Company shall furnish, or cause to be furnished, to the Turst or its designee, each piece of sales literature or other promotional material in which the Trust or its investment adviser is named, at least fifteen Business Days prior to its use. No such material shall be used if the Trust or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

     2.6 The Company shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust or its investment adviser in connection with the sale of the Contracts other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust Shares (as such registration statement and prospectus may be amended or supplemented from time to time), reports of the Trust, trust-sponsored proxy statements, or in sales literature or other promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee.

     2.7 The Trust shall not give any information or make any representations or statements on behalf of the Company or concerning the Company, the Accounts or the Contracts other than information or representations contained in and accurately derived from the registration or prospectus for the Contracts (as such registration statement and prospectus may be amended or supplemented from time to time), or in materials approved by the Company for distribution including sales literature or other promotional materials, except as required by legal process or regulatory authorities or with the written permission of the Company.

     2.8 So long as, and to the extent that the Securities and Exchange Commission interprets the 1940 Act to require pass-through voting privileges for variable policy owners, the Com[any will provide pass-through voting privileges to owners of policies whose cash values are invested, through the Accounts, in shares of the Trust. The Trust shall require all Participating insurance Companies to calculate voting privileges in the same manner and the Company shall be responsible for assuring that the Accounts calculate voting privileges in the manner established by the Trust. With respect to each Account, the Company will vote Shares of the Trust held by the Account and for which no timely voting instructions from the policyowners are received as well as Shares it owns that are held by that Account, in the same proportion as those Shares for which voting instructions are received. The Company and its agents will in no way recommend or oppose or interfere with the solicitation of proxies for Trust shares held by Contract owners without the prior written consent of the Trust, which consent may be withheld in the Trust's sole discretion.

     2.9 The Company shall notify the Trust of any applicable state insurance laws that restrict the Portfolios' investments or otherwise affect the operation of the Trust and shall notify the Trust of any changes in such laws.

                                   ARTICLE III
                         Representations and Warranties

     3.1 The Company represents and warrants that it is an insurance company duly organized and in good standing under the laws of the State of Connecticut and that it has legally and validly established each Account as a segregated asset account under such law on the date set forth in Schedule A.

     3.2 The Company represents and warrants that each Account has been registered or, prior to any issuance or sale of the Contracts, will be registered as a unit investment trust in accordance with the provisions of the 1940 Act.

     3.3 The Company represents and warrants that the Contracts or interests in the Accounts (1) are or, prior to issuance, will be registered as securities under the 1933 Act or, alternatively (2) are not registered because they are properly exempt from registration under the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under the 1933 Act. The Company further represents and warrants that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws; and the sale of the Contracts shall comply in all material respects with state insurance suitability requirements.

     3.4 The Trust represents and warrants that it is duly organized and validly existing under the laws of the State of Delaware.

     3.5 The Trust represents and warrants that the Trust Shares offered and sold pursuant to this Agreement will be registered under the 1933 Act and the Trust shall be registered under the 1940 Act prior to any issuance of such Shares. The Trust shall amend its registration statement under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Shares. The Trust shall register and qualify its Shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust.

     3.6 The Trust represents and warrants that the investment of each Portfolio will comply with the diversification requirements set forth in Section 817(h) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

     3.7 The Fund represents that it is currently qualified as a Regulated Investment Company under the Subchapter M of the Internal Revenue Code and that it will make every effort to maintain such qualification (under subchapter M or any successor of similar provision) and that it will notify Travelers immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

                                   ARTICLE IV
                               Potential Conflicts

     4.1 The parties acknowledge that the Trust's Shares may be available for investment to other Participating Insurance Companies. In such event, the Trustees will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all Participating Insurance Companies. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretive letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Trustees shall promptly inform the Company if they determine that an irreconcilable material conflict exists and the implications thereof.

     4.2 The Company agrees to promptly report any potential or existing conflicts of which it is aware to the Trustees. The Company will assist the Trustees in carrying out their responsibilities under the Exemptive Order by providing the Trustees with all information reasonably necessary for the Trustees to consider any issues raised including, but not limited to, information as to a decision by the Company to disregard Contract owner voting instructions.

     4.3 If it is determined by a majority of the Trustees, or a majority of the disinterested Trustees, that a material irreconcilable conflict exists that affects the interests of Contract owners, the Company shall, in cooperation with other Participating Insurance Companies whose contract owners are also affected, at its expense and to the extent reasonably practicable (as determined by the Trustees) take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, which steps could include: (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting the question of whether or not such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (ie., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account.

     4.4 If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Trust's election, to withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the required by the foregoing material irreconcilable conflicts as determined by a majority of the disinterested Trustees. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

     4.5 If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, the Company will withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account within six (6) months after the Trustees inform the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Until the end of such six (6) month period, the Trust shall continue to accept and implementation orders by the Company for the purchase and redemption of shares of the Trust.

     4.6 For purposes of Sections 4.3 through 4.6 of this Agreement, a majority of the disinterested Trustees shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Company be required to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Trustees determine that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Trust and terminate this Agreement within six (6) months after the Trustees inform the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested Turstees.

     4.7 The Company shall at least annually submit to the Trustees such reports, materials or data as the Trustees may reasonably request so that the Trustees may fully carry out the duties imposed upon them by the Exemptive Order, and said reports, materials and data shall be submitted more frequently if deemed appropriate by the Trustees.

     4.8 If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Exemptive Order) on terms and conditions materially different from those contained in the Exemptive Order, then the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable.

                                    ARTICLE V
                                 Indemnification

     5.1 Indemnification By the Company. The Company agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for the purposes of the Article V) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such losses:

     (a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a registration statement or prospectus for the Contracts or in the Contracts themselves or in sales literature generated or approved by the Company on behalf of the Contracts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of ths Article V), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Company by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust Shares; or

     (b) arise out of or result from statements or representations (other than statements or representations a contained in and accurately derived from Trust Documents as defined in Section 5.2(a)) or wrongful conduct of the Company or persons under its control, with respect to the sale or acquisition of the Contracts or Trust Shares; or

     (c) arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents as defined in
     Section 5.2(a) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of the Company; or

     (d) arise out of or result from any failure by the Company to provide the services or furnish the materials required under the terms of this Agreement; or

     (e) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company.

     5.2 Indemnification By the Trust. The Trust agrees to indemnify and hold harmless the Company and each of its directors, officers, employees and agents and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of the Article V) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses:

          (a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Trust (or any amendment or supplement thereto), (collectively, "Trust Documents" for the purposes of this
          Article V), or arise out of or are based upon the omission of the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Trust by or on behalf of the Company for use in Trust Documents or otherwise for use in connection with the sale of the Contracts or Trust Shares; or

          (b) arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Company Documents) or wrongful conduct of the Trust or persons under its control, with respect to the sale or acquisition of the Contracts or Trust Shares; or

          (c) arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Company by or on behalf of the Trust; or

          (d) arise out of or result from any failure by the Trust to provide the services or furnish the materials required under the terms of this Agreement; or

          (e) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust.

     5.3 Neither the Company nor the Trust shall be liable under the indemnification provisions of Sections 5.1 or 5.2, as applicable, with respect to any Losses incurred or assessed against an Indemnified Party that arise from such Indemnified Party's willful misfeasance, bad faith or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

     5.4 Neither the Company nor the Trust shall be liable under the indemnification provisions of Sections 5.1 or 5.2, as applicable, with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the other party in writing within a reasonable time after the summons, or other first written notification, giving information of the nature of the claims shall have been served upon or otherwise received by such Indemnified Party (or after such Indemnified Party shall have received notice of service upon or other notification to any designated agent), but failure to notify the party against whom indemnification is sought of any such claim shall not relieve that party from any liability which it may have to the Indemnified Party in the absence of Sections 5.1 and 5.2.

     5.5 In case any such action is brought against the Indemnified parties, the indemnifying party shall be entitled to participate, at its own expense, in the defense of such action. The indemnifying party also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the indemnifying party to the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the indemnifying party will not be liable to the Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                                   ARTICLE VI
                                   Termination

     6.1 This Agreement may be terminated by either party for any reason by ninety (90) days advance written notice delivered to the other party.

     6.2 Notwithstanding any termination of this Agreement, the Trust shall, at the option of the Company, continue to make available additional shares of the Trust (or any Portfolio) pursuant to the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement, provided that the Company continues to pay the costs set forth in
Section 2.3.

     6.3 The provisions of Article V shall survive the termination of this Agreement, and the provisions of Article IV and Section 2.8 shall survive the termination of this Agreement as long as Shares of the Trust are held on behalf of Contract owners in accordance with Section 6.2.

                                   ARTICLE VII
                                     Notices

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

          If to the Trust:

               Janus Aspen Series
               100 Fillmore Street
               Denver, Colorado 80206
               Attention: General Counsel

          If to the Company:

               The Travelers Insurance Company
               One Town Square
               Hartford, CT 06183
               Attention: General Counsel

                                  ARTICLE VIII
                                  Miscellaneous

     8.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     8.2 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     8.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     8.4 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Colorado.

     8.5 The parties to this Agreement acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of assets of the Trust and that no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

     8.6 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

     8.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     8.8 The parties to the Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect.

     8.9 Neither this Agreement not any rights or obligations hereunder may be assigned by either party without the prior written approval of the other party.

     8.10 No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

     8.11 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and except as permitted by this Agreement, without the express written consent of the affected party, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into public domain.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Participation Agreement as of the date and year first above written.


                                        JANUS ASPEN SERIES


                                        By:
                                            ------------------------------------
                                        Name: Bonnie M. Howe
                                        Title: Vice President

                                        THE TRAVELERS INSURANCE COMPANY


                                        By:
                                            ------------------------------------
                                        Name: Donald Munson Jr.
                                        Title: VP


                                        THE TRAVELERS LIFE AND ANNUITY COMPANY


                                        By:
                                            ------------------------------------
                                        Name: Donald Munson Jr.
                                        Title: VP

                                   Schedule A
                   Separate Accounts and Associated Contracts

Name of Separate Account   Contracts Funded by Separate Account